Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2013

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

November 6, 2013

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2012		2013
2013	2012	Change		3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
2,884	1,521	90%	U.S. Retirement Solutions and Investment Management Division	506	680	779	847	1,258
525	313	68%	U.S. Individual Life and Group Insurance Division	147	87	146	163	216
2,505	2,057	22%	International Insurance Division	782	647	877	850	778
(973)	(966)	-1%	Corporate and other operations	(414)	(372)	(314)	(347)	(312)

4,941	2,925	69%	Total pre-tax adjusted operating income	1,021	1,042	1,488	1,513	1,940
1,376	759	81%	Income taxes, applicable to adjusted operating income	270	239	406	423	547

3,565	2,166	65%	Financial Services Businesses after-tax adjusted operating income	751	803	1,082	1,090	1,393

			Reconciling items:
(5,789)	(1,111)	-421%	Realized investment losses, net, and related charges and adjustments	(1,303)	(1,698)	(3,003)	(2,230)	(556)
(273)	502	-154%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	264	108	95	(471)	103
255	(446)	157%	Change in experience-rated contractholder liabilities due to asset value changes	(254)	(94)	(143)	471	(73)
(12)	(664)	98%	Divested businesses	(687)	49	29	(84)	43
18	(27)	167%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(40)	26	(30)	31	17

(5,801)	(1,746)	-232%	Total reconciling items, before income taxes	(2,020)	(1,609)	(3,052)	(2,283)	(466)
(2,000)	(201)	-895%	Income taxes, not applicable to adjusted operating income	(623)	(614)	(1,241)	(697)	(62)

(3,801)	(1,545)	-146%	Total reconciling items, after income taxes	(1,397)	(995)	(1,811)	(1,586)	(404)

(236)	621	-138%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(646)	(192)	(729)	(496)	989
(39)	7	-657%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	20	(25)	7	(30)	(16)

(275)	628	-144%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(626)	(217)	(722)	(526)	973
96	51	88%	Earnings attributable to noncontrolling interests	25	27	42	35	19

(179)	679	-126%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(601)	(190)	(680)	(491)	992
11	14	-21%	Income (loss) from discontinued operations, net of taxes	(1)	3	1	2	8

(168)	693	-124%	Net income (loss) of Financial Services Businesses	(602)	(187)	(679)	(489)	1,000
96	51	88%	Less: Income attributable to noncontrolling interests	25	27	42	35	19

(264)	642	-141%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(627)	(214)	(721)	(524)	981

18.2%	10.5%		Operating Return on Average Equity (based on adjusted operating income)	10.7%	11.7%	16.3%	16.9%	21.6%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
(264)	642		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(627)	(214)	(721)	(524)	981
79	59		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	43	(18)	15	3	61

(185)	701		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(584)	(232)	(706)	(521)	1,042

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted): (1)
7.52	4.59	Financial Services Businesses after-tax adjusted operating income	1.59	1.70	2.29	2.30	2.94

		Reconciling items:
(12.26)	(2.34)	Realized investment losses, net, and related charges and adjustments	(2.76)	(3.61)	(6.37)	(4.72)	(1.18)
(0.58)	1.06	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.56	0.23	0.20	(1.00)	0.22
0.54	(0.94)	Change in experience-rated contractholder liabilities due to asset value changes	(0.54)	(0.20)	(0.30)	1.00	(0.15)
(0.03)	(1.40)	Divested businesses	(1.45)	0.10	0.06	(0.18)	0.09
0.06	0.03	Difference in earnings allocated to participating unvested share-based payment awards	0.02	—	0.02	0.02	0.01

(12.27)	(3.59)	Total reconciling items, before income taxes	(4.17)	(3.48)	(6.39)	(4.88)	(1.01)
(4.16)	(0.37)	Income taxes, not applicable to adjusted operating income	(1.24)	(1.30)	(2.55)	(1.44)	(0.13)

(8.11)	(3.22)	Total reconciling items, after income taxes	(2.93)	(2.18)	(3.84)	(3.44)	(0.88)

(0.59)	1.37	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1.34)	(0.48)	(1.55)	(1.14)	2.06
0.02	0.03	Income from discontinued operations, net of taxes	—	—	—	0.01	0.01

(0.57)	1.40	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1.34)	(0.48)	(1.55)	(1.13)	2.07

463.7	466.6	Weighted average number of outstanding Common shares (basic)	464.4	462.6	464.3	464.1	462.6

472.0	474.3	Weighted average number of outstanding Common shares (diluted) (2)	471.8	469.9	471.7	472.2	472.0

7	20	Direct equity adjustments for earnings per share calculation	4	—	4	1	2

13	13	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
34	22	Financial Services Businesses after-tax adjusted operating income	8	7	10	11	13
6	6	Income from continuing operations (after-tax) of Financial Services Businesses	—	7	2	2	9

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2012, December 31, 2012, March 31, 2013, and June 30, 2013, as well as for the nine months ended September 30, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the nine months ended September 30, 2012, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the nine months ended September 30, 2012, for GAAP measures is 469.2 million.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,013	2,409	2,153	2,545	3,043
		Long-term debt	19,576	18,460	18,009	17,083	17,083
		Junior Subordinated Long-Term Debt	2,519	4,594	5,804	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	37,189	37,078	38,478	33,749	32,912
		Excluding accumulated other comprehensive income (3)	27,976	27,088	26,265	25,423	26,128
		Amount included above for foreign currency exchange rate remeasurement (4)	813	(179)	(1,782)	(2,796)	(2,036)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	27,163	27,267	28,047	28,219	28,164

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	79.63	79.19	81.96	71.93	70.25
		Excluding accumulated other comprehensive income (3)	59.91	57.86	55.94	54.18	55.77
		Amount included above for foreign currency exchange rate remeasurement (4)	1.74	(0.38)	(3.80)	(5.96)	(4.35)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	58.17	58.24	59.74	60.14	60.12

		Number of diluted shares at end of period (2)	467.0	468.2	469.5	469.2	468.5

		Common Stock Price Range (based on closing price):
82.62	64.65	High	58.63	59.89	60.41	73.03	82.62
54.64	44.74	Low	45.46	48.74	54.64	54.91	73.30
77.98	54.51	Close	54.51	53.33	58.99	73.03	77.98

		Common Stock market capitalization (1)	25,184	24,692	27,448	33,813	36,019

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

OPERATIONS HIGHLIGHTS

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	303.1	313.7	323.2	319.1	330.3
		Retail customers	133.9	138.7	143.8	152.4	159.1
		General account	340.7	374.6	373.3	354.5	358.7

		Total Investment Management and Advisory Services	777.7	827.0	840.3	826.0	848.1
		Non-proprietary assets under management	193.0	196.8	180.7	174.4	186.9

		Total managed by U.S. Retirement Solutions and Investment Management Division	970.7	1,023.8	1,021.0	1,000.4	1,035.0
		Managed by U.S. Individual Life and Group Insurance Division	13.7	16.4	22.6	21.5	21.9
		Managed by International Insurance Division	20.5	20.1	17.8	21.8	19.3

		Total assets under management	1,004.9	1,060.3	1,061.4	1,043.7	1,076.2
		Client assets under administration	67.8	69.2	105.5	106.2	111.1

		Total assets under management and administration	1,072.7	1,129.5	1,166.9	1,149.9	1,187.3

		Assets managed or administered for customers outside of the United States at end of period	237.3	243.8	241.2	236.7	244.2

		Distribution Representatives (1):
		Prudential Agents	2,662	2,615	2,701	2,724	2,780
		International Life Planners	6,929	7,058	7,101	7,113	7,208
		Gibraltar Life Consultants	11,683	11,333	10,252	9,795	9,298

49	52	Prudential Agent productivity ($ thousands)	58	64	48	49	50

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2012		2013
2013	2012	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
17,858	20,938	-15%	Premiums	8,263	41,145	6,329	6,115	5,414
4,169	3,414	22%	Policy charges and fee income	1,251	1,183	1,425	1,460	1,284
8,595	7,657	12%	Net investment income	2,631	2,713	2,821	2,901	2,873
3,735	2,939	27%	Asset management fees, commissions and other income	1,092	1,082	1,243	1,247	1,245

34,357	34,948	-2%	Total revenues	13,237	46,123	11,818	11,723	10,816

			Benefits and Expenses (1):
17,923	20,117	-11%	Insurance and annuity benefits	8,229	40,783	6,332	6,171	5,420
2,781	2,860	-3%	Interest credited to policyholders’ account balances	941	944	966	929	886
954	930	3%	Interest expense	311	313	327	331	296
(2,216)	(2,602)	15%	Deferral of acquisition costs	(882)	(932)	(864)	(706)	(646)
1,008	1,385	-27%	Amortization of acquisition costs	466	581	475	502	31
8,966	9,333	-4%	General and administrative expenses	3,151	3,392	3,094	2,983	2,889

29,416	32,023	-8%	Total benefits and expenses	12,216	45,081	10,330	10,210	8,876

4,941	2,925	69%	Adjusted operating income before income taxes	1,021	1,042	1,488	1,513	1,940

			Reconciling items:
(7,322)	(1,609)	-355%	Realized investment losses, net, and related adjustments	(1,951)	(2,057)	(3,305)	(2,698)	(1,319)
1,533	498	208%	Related charges	648	359	302	468	763

(5,789)	(1,111)	-421%	Total realized investment losses, net, and related charges and adjustments	(1,303)	(1,698)	(3,003)	(2,230)	(556)

(273)	502	-154%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	264	108	95	(471)	103
255	(446)	157%	Change in experience-rated contractholder liabilities due to asset value changes	(254)	(94)	(143)	471	(73)
(12)	(664)	98%	Divested businesses	(687)	49	29	(84)	43
18	(27)	167%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(40)	26	(30)	31	17

(5,801)	(1,746)	-232%	Total reconciling items, before income taxes	(2,020)	(1,609)	(3,052)	(2,283)	(466)

(860)	1,179	-173%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(999)	(567)	(1,564)	(770)	1,474
(624)	558	-212%	Income tax expense (benefit)	(353)	(375)	(835)	(274)	485

(236)	621	-138%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(646)	(192)	(729)	(496)	989

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	09/30/2012	12/31/2012	03/31/2013	06/30/2013	09/30/2013

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $208,474; $236,517; $232,366; $226,247; $231,616)	226,015	254,917	254,222	242,059	245,032
Fixed maturities, held to maturity, at amortized cost (fair value $5,018; $4,511; $4,186; $3,769; $3,872)	4,720	4,268	3,878	3,562	3,629
Trading account assets supporting insurance liabilities, at fair value	20,132	20,590	20,890	20,658	21,131
Other trading account assets, at fair value	5,610	6,053	6,584	5,809	6,121
Equity securities, available for sale, at fair value (cost $4,253; $4,302; $4,070; $4,102; $4,279)	4,821	5,052	5,315	5,289	5,488
Commercial mortgage and other loans	27,057	27,125	28,744	28,320	29,709
Policy loans	6,551	6,455	6,861	6,679	6,827
Other long-term investments	6,133	8,016	7,689	7,847	7,904
Short-term investments	7,825	5,186	4,700	6,344	6,404

Total investments	308,864	337,662	338,883	326,567	332,245
Cash and cash equivalents	13,102	17,546	14,023	12,425	11,950
Accrued investment income	2,230	2,534	2,523	2,528	2,533
Deferred policy acquisition costs	13,250	13,688	13,968	14,547	15,812
Value of business acquired	3,516	3,248	4,167	3,846	3,837
Other assets	11,901	11,376	13,462	13,114	12,766
Separate account assets	247,510	253,254	266,308	264,054	275,091

Total assets	600,373	639,308	653,334	637,081	654,234

Liabilities:
Future policy benefits	132,209	165,212	160,290	153,683	158,857
Policyholders’ account balances	130,227	128,987	132,913	131,222	132,202
Securities sold under agreements to repurchase	4,662	3,436	3,679	3,707	3,530
Cash collateral for loaned securities	2,442	2,864	2,375	4,927	4,988
Income taxes	9,323	9,058	8,501	5,619	5,417
Senior short-term debt	3,013	2,409	2,153	2,545	3,043
Senior long-term debt	19,576	18,460	18,009	17,083	17,083
Junior subordinated long-term debt	2,519	4,594	5,804	4,884	4,884
Notes issued by consolidated variable interest entities	636	1,577	1,896	2,147	2,423
Other liabilities	10,376	11,663	12,225	12,701	13,046
Separate account liabilities	247,510	253,254	266,308	264,054	275,091

Total liabilities	562,493	601,514	614,153	602,572	620,564

Attributed Equity:
Accumulated other comprehensive income	9,213	9,990	12,213	8,326	6,784
Other attributed equity	27,976	27,088	26,265	25,423	26,128

Total attributed equity	37,189	37,078	38,478	33,749	32,912

Noncontrolling Interest	691	716	703	760	758

Total Equity	37,880	37,794	39,181	34,509	33,670

Total liabilities and equity	600,373	639,308	653,334	637,081	654,234

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,414	276	1,256	3,889	(7)
Policy charges and fee income	1,284	665	487	142	(10)
Net investment income	2,873	1,196	497	1,086	94
Asset management fees, commissions and other income	1,245	1,190	143	142	(230)

Total revenues	10,816	3,327	2,383	5,259	(153)

Benefits and Expenses (1):
Insurance and annuity benefits	5,420	598	1,496	3,349	(23)
Interest credited to policyholders’ account balances	886	433	208	245	—
Interest expense	296	31	108	—	157
Deferral of acquisition costs	(646)	(136)	(177)	(347)	14
Amortization of acquisition costs	31	(92)	(111)	234	—
General and administrative expenses	2,889	1,235	643	1,000	11

Total benefits and expenses	8,876	2,069	2,167	4,481	159

Adjusted operating income (loss) before income taxes	1,940	1,258	216	778	(312)

	Quarter Ended September 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	8,263	161	1,295	6,814	(7)
Policy charges and fee income	1,251	584	537	139	(9)
Net investment income	2,631	1,002	409	1,119	101
Asset management fees, commissions and other income	1,092	1,074	127	82	(191)

Total revenues	13,237	2,821	2,368	8,154	(106)

Benefits and Expenses (1):
Insurance and annuity benefits	8,229	736	1,433	5,982	78
Interest credited to policyholders’ account balances	941	504	139	303	(5)
Interest expense	311	37	83	1	190
Deferral of acquisition costs	(882)	(305)	(103)	(494)	20
Amortization of acquisition costs	466	(20)	210	279	(3)
General and administrative expenses	3,151	1,363	459	1,301	28

Total benefits and expenses	12,216	2,315	2,221	7,372	308

Adjusted operating income (loss) before income taxes	1,021	506	147	782	(414)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1) :
Premiums	17,858	677	3,829	13,373	(21)
Policy charges and fee income	4,169	1,938	1,798	463	(30)
Net investment income	8,595	3,592	1,474	3,246	283
Asset management fees, commissions and other income	3,735	3,489	450	467	(671)

Total revenues	34,357	9,696	7,551	17,549	(439)

Benefits and Expenses (1):
Insurance and annuity benefits	17,923	1,805	4,679	11,456	(17)
Interest credited to policyholders’ account balances	2,781	1,434	602	745	—
Interest expense	954	95	302	1	556
Deferral of acquisition costs	(2,216)	(512)	(583)	(1,171)	50
Amortization of acquisition costs	1,008	190	64	779	(25)
General and administrative expenses	8,966	3,800	1,962	3,234	(30)

Total benefits and expenses	29,416	6,812	7,026	15,044	534

Adjusted operating income (loss) before income taxes	4,941	2,884	525	2,505	(973)

	Nine Months Ended September 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	20,938	525	3,854	16,583	(24)
Policy charges and fee income	3,414	1,684	1,317	441	(28)
Net investment income	7,657	2,984	1,211	3,163	299
Asset management fees, commissions and other income	2,939	2,949	348	190	(548)

Total revenues	34,948	8,142	6,730	20,377	(301)

Benefits and Expenses (1):
Insurance and annuity benefits	20,117	1,598	4,358	14,037	124
Interest credited to policyholders’ account balances	2,860	1,616	411	851	(18)
Interest expense	930	111	240	1	578
Deferral of acquisition costs	(2,602)	(858)	(292)	(1,506)	54
Amortization of acquisition costs	1,385	245	344	823	(27)
General and administrative expenses	9,333	3,909	1,356	4,114	(46)

Total benefits and expenses	32,023	6,621	6,417	18,320	665

Adjusted operating income (loss) before income taxes	2,925	1,521	313	2,057	(966)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	332,245	119,501	44,701	152,625	15,418
Deferred policy acquisition costs	15,812	5,533	4,129	6,456	(306)
Other assets	31,086	10,786	9,860	10,040	400
Separate account assets	275,091	234,208	41,573	1,831	(2,521)

Total assets	654,234	370,028	100,263	170,952	12,991

Liabilities:
Future policy benefits	158,857	51,399	12,003	92,080	3,375
Policyholders’ account balances	132,202	55,614	28,308	48,273	7
Debt	25,010	4,854	9,240	46	10,870
Other liabilities	29,404	8,955	5,257	12,025	3,167
Separate account liabilities	275,091	234,208	41,573	1,831	(2,521)

Total liabilities	620,564	355,030	96,381	154,255	14,898

Attributed Equity:
Accumulated other comprehensive income (loss)	6,784	352	559	7,247	(1,374)
Other attributed equity	26,128	13,888	3,323	9,440	(523)

Total attributed equity	32,912	14,240	3,882	16,687	(1,897)

Noncontrolling Interest	758	758	—	10	(10)

Total Equity	33,670	14,998	3,882	16,697	(1,907)

Total liabilities and equity	654,234	370,028	100,263	170,952	12,991

	As of December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	337,662	124,654	36,648	164,144	12,216
Deferred policy acquisition costs	13,688	4,036	3,298	6,589	(235)
Other assets	34,704	13,958	6,422	11,506	2,818
Separate account assets	253,254	214,416	39,757	1,555	(2,474)

Total assets	639,308	357,064	86,125	183,794	12,325

Liabilities:
Future policy benefits	165,212	54,799	10,252	96,874	3,287
Policyholders’ account balances	128,987	56,282	18,518	54,172	15
Debt	25,463	4,969	8,428	38	12,028
Other liabilities	28,598	9,308	5,172	13,016	1,102
Separate account liabilities	253,254	214,416	39,757	1,555	(2,474)

Total liabilities	601,514	339,774	82,127	165,655	13,958

Attributed Equity:
Accumulated other comprehensive income (loss)	9,990	2,541	1,728	7,359	(1,638)
Other attributed equity	27,088	14,023	2,270	10,776	19

Total attributed equity	37,078	16,564	3,998	18,135	(1,619)

Noncontrolling Interest	716	726	—	4	(14)

Total Equity	37,794	17,290	3,998	18,139	(1,633)

Total liabilities and equity	639,308	357,064	86,125	183,794	12,325

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2013				As of December 31, 2012
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	331	5,839	4,884	11,054	668	5,381	4,594	10,643
Operating Debt - Investment related	2,069	7,762	—	9,831	1,258	9,203	—	10,461
Operating Debt - Specified businesses	643	3,482	—	4,125	483	3,876	—	4,359
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	3,043	17,083	4,884	25,010	2,409	18,460	4,594	25,463

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,675	—	1,750	75	1,675	—	1,750

Total debt	75	1,675	—	1,750	75	1,675	—	1,750

	As of September 30, 2013				As of December 31, 2012
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,617	1,042	395	11,054	9,149	1,042	452	10,643
Operating Debt - Investment related	6,046	575	3,210	9,831	6,955	293	3,213	10,461
Operating Debt - Specified businesses	2,400	1,531	194	4,125	2,740	1,468	151	4,359
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,063	3,148	3,799	25,010	18,844	2,803	3,816	25,463

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both September 30, 2013 and December 31, 2012.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2012		2013
2013	2012			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
677	525	29%	Premiums	161	31,979	145	256	276
1,938	1,684	15%	Policy charges and fee income	584	598	619	654	665
3,592	2,984	20%	Net investment income	1,002	1,096	1,160	1,236	1,196
3,489	2,949	18%	Asset management fees, commissions and other income	1,074	1,107	1,140	1,159	1,190

9,696	8,142	19%	Total revenues	2,821	34,780	3,064	3,305	3,327

			Benefits and Expenses (1):
1,805	1,598	13%	Insurance and annuity benefits	736	32,292	524	683	598
1,434	1,616	-11%	Interest credited to policyholders’ account balances	504	531	506	495	433
95	111	-14%	Interest expense	37	33	33	31	31
(512)	(858)	40%	Deferral of acquisition costs	(305)	(233)	(235)	(141)	(136)
190	245	-22%	Amortization of acquisition costs	(20)	166	145	137	(92)
3,800	3,909	-3%	General and administrative expenses	1,363	1,311	1,312	1,253	1,235

6,812	6,621	3%	Total benefits and expenses	2,315	34,100	2,285	2,458	2,069

2,884	1,521	90%	Adjusted operating income before income taxes	506	680	779	847	1,258

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2013				Quarter Ended September 30, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	677	79	598	—	276	26	250	—
Policy charges and fee income	1,938	1,784	154	—	665	613	52	—
Net investment income	3,592	526	3,006	60	1,196	169	1,005	22
Asset management fees, commissions and other income	3,489	918	624	1,947	1,190	312	218	660

Total revenues	9,696	3,307	4,382	2,007	3,327	1,120	1,525	682

Benefits and Expenses (1):
Insurance and annuity benefits	1,805	47	1,758	—	598	(68)	666	—
Interest credited to policyholders’ account balances	1,434	285	1,149	—	433	54	379	—
Interest expense	95	67	20	8	31	22	7	2
Deferral of acquisition costs	(512)	(474)	(20)	(18)	(136)	(124)	(7)	(5)
Amortization of acquisition costs	190	159	12	19	(92)	(99)	1	6
General and administrative expenses	3,800	1,630	719	1,451	1,235	514	242	479

Total benefits and expenses	6,812	1,714	3,638	1,460	2,069	299	1,288	482

Adjusted operating income before income taxes	2,884	1,593	744	547	1,258	821	237	200

	Nine Months Ended September 30, 2012				Quarter Ended September 30, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	525	78	447	—	161	24	137	—
Policy charges and fee income	1,684	1,531	153	—	584	531	53	—
Net investment income	2,984	585	2,323	76	1,002	197	767	38
Asset management fees, commissions and other income	2,949	750	588	1,611	1,074	266	205	603

Total revenues	8,142	2,944	3,511	1,687	2,821	1,018	1,162	641

Benefits and Expenses (1):
Insurance and annuity benefits	1,598	518	1,080	—	736	385	351	—
Interest credited to policyholders’ account balances	1,616	331	1,285	—	504	72	432	—
Interest expense	111	85	15	11	37	29	5	3
Deferral of acquisition costs	(858)	(816)	(22)	(20)	(305)	(288)	(10)	(7)
Amortization of acquisition costs	245	207	20	18	(20)	(36)	10	6
General and administrative expenses	3,909	1,884	720	1,305	1,363	649	264	450

Total benefits and expenses	6,621	2,209	3,098	1,314	2,315	811	1,052	452

Adjusted operating income before income taxes	1,521	735	413	373	506	207	110	189

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
131,608	109,743	Beginning total account value	120,326	128,949	131,608	139,034	137,775
9,035	16,199	Sales	5,912	3,778	4,208	2,439	2,388
(5,498)	(4,881)	Surrenders and withdrawals	(1,579)	(1,765)	(1,776)	(1,898)	(1,824)

3,537	11,318	Net sales	4,333	2,013	2,432	541	564
(946)	(856)	Benefit payments	(283)	(313)	(310)	(326)	(310)

2,591	10,462	Net flows	4,050	1,700	2,122	215	254
11,852	10,693	Change in market value, interest credited, and other	5,264	1,687	6,039	(666)	6,479
(2,354)	(1,949)	Policy charges	(691)	(728)	(735)	(808)	(811)

143,697	128,949	Ending total account value	128,949	131,608	139,034	137,775	143,697

		Fixed Annuities:
3,734	3,792	Beginning total account value	3,768	3,756	3,734	3,714	3,699
46	44	Sales	14	11	16	14	16
(119)	(112)	Surrenders and withdrawals	(35)	(48)	(41)	(38)	(40)

(73)	(68)	Net redemptions	(21)	(37)	(25)	(24)	(24)
(250)	(213)	Benefit payments	(68)	(68)	(71)	(96)	(83)

(323)	(281)	Net flows	(89)	(105)	(96)	(120)	(107)
273	247	Interest credited and other	78	83	77	105	91
(3)	(2)	Policy charges	(1)	—	(1)	—	(2)

3,681	3,756	Ending total account value	3,756	3,734	3,714	3,699	3,681

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
1,825	2,466	Insurance Agents	903	557	703	547	575
1,820	4,003	Wirehouses	1,471	929	923	464	433
3,945	7,147	Independent Financial Planners	2,706	1,661	1,935	1,009	1,001
1,491	2,627	Bank Distribution	846	642	663	433	395

9,081	16,243	Total	5,926	3,789	4,224	2,453	2,404

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
11,564	12,830	Beginning balance	12,355	11,929	11,564	11,148	10,903
976	1,884	Premiums and deposits	674	476	488	258	230
(730)	(770)	Surrenders and withdrawals	(239)	(288)	(268)	(245)	(217)

246	1,114	Net sales	435	188	220	13	13
(307)	(271)	Benefit payments	(86)	(86)	(89)	(116)	(102)

(61)	843	Net flows	349	102	131	(103)	(89)
259	304	Interest credited and other	97	70	86	92	81
(1,350)	(2,046)	Net transfers to separate account	(871)	(537)	(632)	(234)	(484)
(3)	(2)	Policy charges	(1)	—	(1)	—	(2)

10,409	11,929	Ending balance	11,929	11,564	11,148	10,903	10,409

		Account Values in Separate Account (1):
123,778	100,705	Beginning balance	111,739	120,776	123,778	131,600	130,571
8,105	14,359	Premiums and deposits	5,252	3,313	3,736	2,195	2,174
(4,887)	(4,223)	Surrenders and withdrawals	(1,375)	(1,525)	(1,549)	(1,691)	(1,647)

3,218	10,136	Net sales	3,877	1,788	2,187	504	527
(889)	(798)	Benefit payments	(265)	(295)	(292)	(306)	(291)

2,329	9,338	Net flows	3,612	1,493	1,895	198	236
11,866	10,636	Change in market value, interest credited and other	5,245	1,700	6,030	(653)	6,489
1,350	2,046	Net transfers from general account	871	537	632	234	484
(2,354)	(1,949)	Policy charges	(691)	(728)	(735)	(808)	(811)

136,969	120,776	Ending balance	120,776	123,778	131,600	130,571	136,969

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2012		2013
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	8,224	7,947	7,764	7,290	7,037
Guaranteed minimum withdrawal benefits	980	947	945	895	889
Guaranteed minimum income benefits	3,631	3,556	3,639	3,519	3,583
Guaranteed minimum withdrawal & income benefits	91,366	94,804	101,688	101,686	107,109

Total	104,201	107,254	114,036	113,390	118,618

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	88,672	91,954	98,362	98,119	102,783
Account Values without Auto-Rebalancing Feature	15,529	15,300	15,674	15,271	15,835

Total	104,201	107,254	114,036	113,390	118,618

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	3,013	3,145	2,435	3,134	2,378
Net Amount at Risk without Auto-Rebalancing Feature	1,701	1,663	1,346	1,434	1,176

Total	4,714	4,808	3,781	4,568	3,554

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2012		2013
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	94,401	96,951	102,944	102,277	107,025
Net amount at risk	850	769	584	677	532
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,510	31,687	33,046	32,511	33,592
Net amount at risk	4,268	4,207	3,574	3,931	3,330

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	88,672	91,954	98,362	98,119	102,783
Account Values without Auto-Rebalancing Feature	37,239	36,684	37,628	36,669	37,834

Total	125,911	128,638	135,990	134,788	140,617

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	983	958	715	1,064	774
Net Amount at Risk without Auto-Rebalancing Feature	4,135	4,018	3,443	3,544	3,088

Total	5,118	4,976	4,158	4,608	3,862

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
148,405	139,430	Beginning total account value	142,405	146,934	148,405	156,380	157,738
14,831	12,487	Deposits and sales	3,478	3,903	5,679	3,697	5,455
(12,925)	(14,837)	Withdrawals and benefits	(4,063)	(4,386)	(4,676)	(3,622)	(4,627)
15,053	9,854	Change in market value, interest credited, interest income and other activity	5,114	1,954	6,972	1,283	6,798

165,364	146,934	Ending total account value	146,934	148,405	156,380	157,738	165,364

1,906	(2,350)	Net additions (withdrawals)	(585)	(483)	1,003	75	828

		Stable value account values included above	42,044	42,836	43,065	43,365	44,186

		Institutional Investment Products:
141,435	90,089	Beginning total account value	102,443	104,646	141,435	143,011	144,101
13,239	15,813	Additions (1)	2,957	39,192	3,845	4,360	5,034
(7,268)	(5,909)	Withdrawals and benefits	(1,539)	(2,586)	(2,319)	(2,462)	(2,487)
87	3,999	Change in market value, interest credited and interest income	1,509	788	202	(662)	547
(393)	654	Other (2)	(724)	(605)	(152)	(146)	(95)

147,100	104,646	Ending total account value (3)	104,646	141,435	143,011	144,101	147,100

5,971	9,904	Net additions	1,418	36,606	1,526	1,898	2,547

(1)	Includes $1,008 million for the three months ended December 31, 2012, representing transfers of client balances from externally managed accounts to accounts managed by Prudential. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	“Other” activity includes transfers to internally managed accounts of $(1,008) million for the three months ended December 31, 2012. These transfers are offset in additions discussed above in note 1. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.
(3)	Ending total account values for Institutional Investment Products business includes $1.5 billion as of September 30, 2012, and $1.9 billion as of December 31, 2012, March 31, 2013, June 30, 2013, and September 30, 2013, respectively, related to collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2012		2013
2013	2012			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,390	1,234	13%	Asset management fees	424	433	451	467	472
209	118	77%	Other related revenues	113	89	65	60	84
408	335	22%	Service, distribution and other revenues	104	134	144	138	126

2,007	1,687	19%	Total Asset Management segment revenues	641	656	660	665	682

			Analysis of asset management fees by source:
620	574	8%	Institutional customers	194	201	203	207	210
460	377	22%	Retail customers	132	132	145	154	161
310	283	10%	General account	98	100	103	106	101

1,390	1,234	13%	Total asset management fees	424	433	451	467	472

Supplementary Assets Under Management Information (in billions):
	September 30, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	60.3	236.0	34.0	330.3
Retail customers	107.6	49.3	2.2	159.1
General account	8.3	349.2	1.2	358.7

Total	176.2	634.5	37.4	848.1

	September 30, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.5	221.0	30.6	303.1
Retail customers	86.3	46.2	1.4	133.9
General account	9.0	330.3	1.4	340.7

Total	146.8	597.5	33.4	777.7

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
274.6	234.2	Beginning assets under management	251.4	263.8	274.6	282.9	279.6
43.3	38.0	Additions	12.7	20.8	14.4	14.8	14.1
(29.2)	(29.2)	Withdrawals	(9.3)	(12.4)	(7.5)	(11.7)	(10.0)
1.8	20.3	Change in market value	8.9	2.8	1.9	(6.1)	6.0
—	0.3	Net money market flows	0.1	(0.1)	(0.2)	—	0.2
(0.5)	0.2	Other (1)	—	(0.3)	(0.3)	(0.3)	0.1

290.0	263.8	Ending assets under management	263.8	274.6	282.9	279.6	290.0
40.3	39.3	Affiliated institutional assets under management	39.3	39.1	40.3	39.5	40.3

330.3	303.1	Total assets managed for institutional customers at end of period	303.1	313.7	323.2	319.1	330.3

14.1	8.8	Net institutional additions, excluding money market activity	3.4	8.4	6.9	3.1	4.1

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
91.1	69.6	Beginning assets under management	81.1	87.8	91.1	97.9	100.4
30.4	26.9	Additions	8.0	10.1	10.9	12.4	7.1
(27.5)	(17.5)	Withdrawals	(5.5)	(6.7)	(9.1)	(9.9)	(8.5)
12.5	8.9	Change in market value	4.3	(0.1)	5.0	—	7.5
—	(0.1)	Net money market flows	(0.1)	—	—	—	—
—	—	Other	—	—	—	—	—

106.5	87.8	Ending assets under management	87.8	91.1	97.9	100.4	106.5
52.6	46.1	Affiliated retail assets under management	46.1	47.6	45.9	52.0	52.6

159.1	133.9	Total assets managed for retail customers at end of period	133.9	138.7	143.8	152.4	159.1

2.9	9.4	Net retail additions (withdrawals), excluding money market activity	2.5	3.4	1.8	2.5	(1.4)

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2012		2013
2013	2012			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,829	3,854	-1%	Premiums	1,295	1,274	1,279	1,294	1,256
1,798	1,317	37%	Policy charges and fee income	537	439	657	654	487
1,474	1,211	22%	Net investment income	409	408	473	504	497
450	348	29%	Asset management fees, commissions and other income	127	117	148	159	143

7,551	6,730	12%	Total revenues	2,368	2,238	2,557	2,611	2,383

			Benefits and Expenses (1):
4,679	4,358	7%	Insurance and annuity benefits	1,433	1,411	1,605	1,578	1,496
602	411	46%	Interest credited to policyholders’ account balances	139	146	193	201	208
302	240	26%	Interest expense	83	83	96	98	108
(583)	(292)	-100%	Deferral of acquisition costs	(103)	(199)	(220)	(186)	(177)
64	344	-81%	Amortization of acquisition costs	210	80	73	102	(111)
1,962	1,356	45%	General and administrative expenses	459	630	664	655	643

7,026	6,417	9%	Total benefits and expenses	2,221	2,151	2,411	2,448	2,167

525	313	68%	Adjusted operating income before income taxes	147	87	146	163	216

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2013			Quarter Ended September 30, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,829	595	3,234	1,256	198	1,058
Policy charges and fee income	1,798	1,412	386	487	374	113
Net investment income	1,474	1,037	437	497	353	144
Asset management fees, commissions and other income	450	364	86	143	116	27

Total revenues	7,551	3,408	4,143	2,383	1,041	1,342

Benefits and Expenses (1):
Insurance and annuity benefits	4,679	1,421	3,258	1,496	487	1,009
Interest credited to policyholders’ account balances	602	430	172	208	149	59
Interest expense	302	297	5	108	108	—
Deferral of acquisition costs	(583)	(581)	(2)	(177)	(173)	(4)
Amortization of acquisition costs	64	57	7	(111)	(113)	2
General and administrative expenses	1,962	1,358	604	643	435	208

Total benefits and expenses	7,026	2,982	4,044	2,167	893	1,274

Adjusted operating income before income taxes	525	426	99	216	148	68

	Nine Months Ended September 30, 2012			Quarter Ended September 30, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,854	542	3,312	1,295	184	1,111
Policy charges and fee income	1,317	947	370	537	407	130
Net investment income	1,211	771	440	409	261	148
Asset management fees, commissions and other income	348	267	81	127	96	31

Total revenues	6,730	2,527	4,203	2,368	948	1,420

Benefits and Expenses (1):
Insurance and annuity benefits	4,358	943	3,415	1,433	299	1,134
Interest credited to policyholders’ account balances	411	241	170	139	83	56
Interest expense	240	235	5	83	80	3
Deferral of acquisition costs	(292)	(292)	—	(103)	(103)	—
Amortization of acquisition costs	344	341	3	210	209	1
General and administrative expenses	1,356	774	582	459	268	191

Total benefits and expenses	6,417	2,242	4,175	2,221	836	1,385

Adjusted operating income before income taxes	313	285	28	147	112	35

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

25	13	Variable life	4	8	9	7	9
388	128	Universal life	52	90	157	124	107
152	127	Term life	42	46	50	53	49

565	268	Total	98	144	216	184	165

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

72	66	Prudential Agents	22	24	25	25	22
493	202	Third party distribution	76	120	191	159	143

565	268	Total	98	144	216	184	165

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
10,583	9,500	Beginning balance	10,021	10,058	10,583	20,026	20,710
2,965	1,488	Premiums and deposits	506	709	1,108	965	892
(811)	(625)	Surrenders and withdrawals	(209)	(213)	(240)	(305)	(266)

2,154	863	Net sales	297	496	868	660	626
(310)	(175)	Benefit payments	(53)	(59)	(133)	(86)	(91)

1,844	688	Net flows	244	437	735	574	535
935	(79)	Interest credited and other	(195)	111	276	299	360
270	216	Net transfers from separate account	68	84	88	98	84
(949)	(267)	Policy charges	(80)	(107)	(340)	(287)	(322)
8,684	—	Acquisition	—	—	8,684	—	—

21,367	10,058	Ending balance	10,058	10,583	20,026	20,710	21,367

		Separate Account Liabilities (3):
17,817	16,491	Beginning balance	17,113	17,835	17,817	24,611	24,555
885	631	Premiums and deposits	212	218	305	384	196
(670)	(423)	Surrenders and withdrawals	(148)	(154)	(233)	(315)	(122)

215	208	Net sales	64	64	72	69	74
(92)	(23)	Benefit payments	(8)	(7)	(41)	(52)	1

123	185	Net flows	56	57	31	17	75
2,831	1,863	Change in market value, interest credited and other	895	173	1,487	353	991
(270)	(216)	Net transfers to general account	(68)	(84)	(88)	(98)	(84)
(728)	(488)	Policy charges	(161)	(164)	(243)	(328)	(157)
5,607	—	Acquisition	—	—	5,607	—	—

25,380	17,835	Ending balance	17,835	17,817	24,611	24,555	25,380

		FACE AMOUNT IN FORCE (4):

		Variable life	111,159	110,218	175,851	173,991	173,142
		Universal life	47,943	53,092	130,182	135,686	139,808
		Term life	499,051	506,868	597,272	606,212	614,032

		Total	658,153	670,178	903,305	915,889	926,982

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:

		Policy Surrender Experience:
882	489	Cash value of surrenders	165	169	303	295	284
2.9%	2.7%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.6%	2.6%	3.1%	2.9%	2.7%

		Death benefits per $1,000 of in force (1):
4.60	4.89	Variable and universal life	4.38	4.17	4.35	4.19	5.31
1.21	1.50	Term life	1.00	1.36	1.29	1.34	1.01
3.22	3.12	Total, Individual Life Insurance	2.60	2.69	3.10	3.05	3.53

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
196	253	Group life	18	51	148	15	33
65	128	Group disability	28	7	45	7	13

261	381	Total	46	58	193	22	46

		Future Policy Benefits (1):
		Group life	2,231	2,385	2,297	2,292	2,123
		Group disability	17	4	34	23	13

		Total	2,248	2,389	2,331	2,315	2,136

		Policyholders’ Account Balances (1):
		Group life	7,522	7,726	7,657	7,696	7,822
		Group disability	193	209	212	214	233

		Total	7,715	7,935	7,869	7,910	8,055

		Separate Account Liabilities (1):
		Group life	20,110	21,940	23,076	22,352	22,017
		Group disability	—	—	—	—	—

		Total	20,110	21,940	23,076	22,352	22,017

		Group Life Insurance:
3,086	3,098	Gross premiums, policy charges and fee income (2)	1,019	1,079	1,074	1,052	960
2,946	2,989	Earned premiums, policy charges and fee income	1,010	994	997	1,001	948
89.3%	91.5%	Benefits ratio	90.7%	89.0%	92.2%	90.6%	84.8%
9.9%	9.4%	Administrative operating expense ratio	9.2%	11.8%	9.2%	9.6%	11.1%
		Persistency ratio	94.5%	94.0%	95.0%	94.7%	93.8%

		Group Disability Insurance:
725	716	Gross premiums, policy charges and fee income (2)	239	243	240	242	243
674	693	Earned premiums, policy charges and fee income	231	232	231	220	223
93.2%	97.8%	Benefits ratio	93.9%	98.7%	94.4%	93.2%	91.9%
26.1%	24.3%	Administrative operating expense ratio	23.8%	28.4%	26.7%	25.6%	25.9%
		Persistency ratio	90.5%	89.3%	91.7%	89.7%	88.1%

(1)	As of end of period.
(2)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,829	2,390	Beginning balance	2,619	3,457	3,829	4,223	4,577
474	816	Capitalization	288	200	223	127	124
(159)	(207)	Amortization - operating results	36	(131)	(134)	(124)	99
1,072	446	Amortization - realized investment gains and losses	518	288	271	291	510
98	12	Impact of unrealized (gains) or losses on AFS securities	(4)	15	34	60	4
—	—	Other	—	—	—	—	—

5,314	3,457	Ending balance	3,457	3,829	4,223	4,577	5,314

		INDIVIDUAL LIFE INSURANCE:
3,116	3,192	Beginning balance	3,238	2,994	3,116	3,317	3,646
581	292	Capitalization	103	144	220	188	173
(57)	(341)	Amortization - operating results	(209)	(78)	(71)	(99)	113
11	—	Amortization - realized investment gains and losses	—	—	2	5	4
301	(149)	Impact of unrealized (gains) or losses on AFS securities	(138)	56	50	235	16

3,952	2,994	Ending balance	2,994	3,116	3,317	3,646	3,952

		GROUP INSURANCE:
182	132	Beginning balance	130	129	182	180	175
2	—	Capitalization	—	55	—	(2)	4
(7)	(3)	Amortization - operating results	(1)	(2)	(2)	(3)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

177	129	Ending balance	129	182	180	175	177

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,357	1,000	Beginning balance	1,032	1,275	1,357	1,425	1,506
44	240	Capitalization	70	18	16	15	13
(98)	(115)	Amortization - operating results	(2)	(50)	(54)	(52)	8
428	139	Amortization - realized investment gains and losses	172	107	92	101	235
33	11	Impact of unrealized losses on AFS securities	3	7	14	17	2
—	—	Other	—	—	—	—	—

1,764	1,275	Ending balance	1,275	1,357	1,425	1,506	1,764

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2012		2013
2013	2012	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
13,373	16,583	-19%	Premiums	6,814	7,901	4,914	4,570	3,889
463	441	5%	Policy charges and fee income	139	156	159	162	142
3,246	3,163	3%	Net investment income	1,119	1,105	1,093	1,067	1,086
467	190	146%	Asset management fees, commissions and other income	82	47	184	141	142

17,549	20,377	-14%	Total revenues	8,154	9,209	6,350	5,940	5,259

			Benefits and Expenses (1):
11,456	14,037	-18%	Insurance and annuity benefits	5,982	7,068	4,203	3,904	3,349
745	851	-12%	Interest credited to policyholders’ account balances	303	271	267	233	245
1	1	0%	Interest expense	1	2	1	—	—
(1,171)	(1,506)	22%	Deferral of acquisition costs	(494)	(518)	(427)	(397)	(347)
779	823	-5%	Amortization of acquisition costs	279	350	270	275	234
3,234	4,114	-21%	General and administrative expenses	1,301	1,389	1,159	1,075	1,000

15,044	18,320	-18%	Total benefits and expenses	7,372	8,562	5,473	5,090	4,481

2,505	2,057	22%	Adjusted operating income before income taxes	782	647	877	850	778

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2013			Quarter Ended September 30, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	13,373	5,119	8,254	3,889	1,606	2,283
Policy charges and fee income	463	263	200	142	88	54
Net investment income	3,246	1,198	2,048	1,086	405	681
Asset management fees, commissions and other income	467	194	273	142	74	68

Total revenues	17,549	6,774	10,775	5,259	2,173	3,086

Benefits and Expenses (1):
Insurance and annuity benefits	11,456	4,336	7,120	3,349	1,364	1,985
Interest credited to policyholders’ account balances	745	187	558	245	63	182
Interest expense	1	1	—	—	—	—
Deferral of acquisition costs	(1,171)	(529)	(642)	(347)	(153)	(194)
Amortization of acquisition costs	779	333	446	234	96	138
General and administrative expenses	3,234	1,232	2,002	1,000	379	621

Total benefits and expenses	15,044	5,560	9,484	4,481	1,749	2,732

Adjusted operating income before income taxes	2,505	1,214	1,291	778	424	354

	Nine Months Ended September 30, 2012			Quarter Ended September 30, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	16,583	5,243	11,340	6,814	1,727	5,087
Policy charges and fee income	441	271	170	139	83	56
Net investment income	3,163	1,185	1,978	1,119	418	701
Asset management fees, commissions and other income	190	47	143	82	9	73

Total revenues	20,377	6,746	13,631	8,154	2,237	5,917

Benefits and Expenses (1):
Insurance and annuity benefits	14,037	4,328	9,709	5,982	1,436	4,546
Interest credited to policyholders’ account balances	851	209	642	303	80	223
Interest expense	1	—	1	1	—	1
Deferral of acquisition costs	(1,506)	(628)	(878)	(494)	(190)	(304)
Amortization of acquisition costs	823	326	497	279	76	203
General and administrative expenses	4,114	1,362	2,752	1,301	442	859

Total benefits and expenses	18,320	5,597	12,723	7,372	1,844	5,528

Adjusted operating income before income taxes	2,057	1,149	908	782	393	389

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2012		2013
2013	2012		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,122	4,340	Japan, excluding Gibraltar Life	1,416	1,389	1,559	1,292	1,271
8,454	11,510	Gibraltar Life	5,143	6,229	3,093	3,024	2,337
1,260	1,174	All other countries	394	439	421	416	423

13,836	17,024	Total	6,953	8,057	5,073	4,732	4,031

		Annualized new business premiums:
580	802	Japan, excluding Gibraltar Life	181	190	249	179	152
1,364	1,911	Gibraltar Life	680	813	459	498	407
257	268	All other countries	93	94	96	76	85

2,201	2,981	Total	954	1,097	804	753	644

		Annualized new business premiums by distribution channel:
837	1,070	Life Planners	274	284	345	255	237
612	717	Gibraltar Life Consultants	208	213	204	232	176
588	887	Banks	433	547	209	197	182
164	307	Independent Agency	39	53	46	69	49

2,201	2,981	Total	954	1,097	804	753	644

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
4,718	4,318	Japan, excluding Gibraltar Life	1,398	1,405	1,736	1,493	1,489
9,700	11,406	Gibraltar Life	5,076	6,252	3,395	3,556	2,749
1,233	1,155	All other countries	388	421	402	412	419

15,651	16,879	Total	6,862	8,078	5,533	5,461	4,657

		Annualized new business premiums:
669	800	Japan, excluding Gibraltar Life	178	192	280	210	179
1,514	1,898	Gibraltar Life	670	806	488	565	461
253	264	All other countries	93	91	92	75	86

2,436	2,962	Total	941	1,089	860	850	726

		Annualized new business premiums by distribution channel:
922	1,064	Life Planners	271	283	372	285	265
684	710	Gibraltar Life Consultants	203	212	217	265	202
649	880	Banks	429	542	223	222	204
181	308	Independent Agency	38	52	48	78	55

2,436	2,962	Total	941	1,089	860	850	726

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar and Korean won 1160 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2012		2013
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	356	359	364	367	369
Gibraltar Life	406	411	414	414	415
All other countries	106	107	108	109	110

Total	868	877	886	890	894

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,794	2,825	2,880	2,911	2,936
Gibraltar Life	7,432	7,449	7,417	7,340	7,307
All other countries	1,643	1,662	1,680	1,697	1,715

Total	11,869	11,936	11,977	11,948	11,958

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	93.0%	93.0%	93.0%	93.2%	93.1%
25 months	85.7%	86.1%	86.3%	86.3%	85.9%

Gibraltar Life:
13 months	90.4%	89.7%	89.4%	89.6%	90.8%
25 months	82.0%	82.4%	82.2%	81.9%	83.0%

Number of Life Planners at end of period:
Japan	3,169	3,216	3,284	3,243	3,274
All other countries	3,760	3,842	3,817	3,870	3,934

Total life planners	6,929	7,058	7,101	7,113	7,208

Gibraltar Life Consultants	11,683	11,333	10,252	9,795	9,298

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar and Korean won 1160 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2013				December 31, 2012
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	241,651	26,993	214,658	66.0%	254,096	28,790	225,306	68.2%
Public, held-to-maturity, at amortized cost	2,677	—	2,677	0.8%	3,116	—	3,116	0.9%
Private, available-for-sale, at fair value	46,767	16,741	30,026	9.2%	46,875	17,629	29,246	8.8%
Private, held-to-maturity, at amortized cost	952	—	952	0.3%	1,152	—	1,152	0.3%
Trading account assets supporting insurance liabilities, at fair value	21,131	—	21,131	6.5%	20,590	—	20,590	6.2%
Other trading account assets, at fair value	1,641	282	1,359	0.4%	1,701	275	1,426	0.4%
Equity securities, available-for-sale, at fair value	8,982	3,496	5,486	1.7%	8,256	3,225	5,031	1.5%
Commercial mortgage and other loans, at book value	39,299	9,788	29,511	9.1%	36,231	9,608	26,623	8.1%
Policy loans, at outstanding balance	11,863	5,036	6,827	2.1%	11,575	5,120	6,455	2.0%
Other long-term investments (1)	8,643	1,965	6,678	2.0%	8,677	2,012	6,665	2.0%
Short-term investments	8,235	2,093	6,142	1.9%	6,385	1,261	5,124	1.6%

Subtotal (2)	391,841	66,394	325,447	100.0%	398,654	67,920	330,734	100.0%

Invested assets of other entities and operations (3)	6,798	—	6,798		6,928	—	6,928

Total investments	398,639	66,394	332,245		405,582	67,920	337,662

Fixed Maturities by Credit Quality (2):

	September 30, 2013					December 31, 2012
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	172,817	13,803	3,310	183,310	84.3%	181,892	15,753	985	196,660	86.0%
2	27,024	1,879	1,066	27,837	12.8%	25,074	2,029	439	26,664	11.7%

Subtotal - High or Highest Quality Securities	199,841	15,682	4,376	211,147	97.1%	206,966	17,782	1,424	223,324	97.7%

3	4,309	189	176	4,322	2.0%	3,670	128	204	3,594	1.6%
4	1,641	138	71	1,708	0.8%	1,351	100	122	1,329	0.6%
5	284	32	22	294	0.1%	340	20	58	302	0.1%
6	47	15	3	59	0.0%	55	10	17	48	0.0%

Subtotal - Other Securities	6,281	374	272	6,383	2.9%	5,416	258	401	5,273	2.3%

Total	206,122	16,056	4,648	217,530	100.0%	212,382	18,040	1,825	228,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,707	729	67	8,369	27.0%	7,237	811	52	7,996	26.2%
2	17,835	1,552	144	19,243	62.0%	17,350	1,659	217	18,792	61.7%

Subtotal - High or Highest Quality Securities	25,542	2,281	211	27,612	89.0%	24,587	2,470	269	26,788	87.9%

3	2,266	156	18	2,404	7.7%	2,416	173	29	2,560	8.4%
4	690	27	12	705	2.3%	631	33	7	657	2.2%
5	222	5	13	214	0.7%	310	7	16	301	1.0%
6	77	16	2	91	0.3%	131	29	—	160	0.5%

Subtotal - Other Securities	3,255	204	45	3,414	11.0%	3,488	242	52	3,678	12.1%

Total	28,797	2,485	256	31,026	100.0%	28,075	2,712	321	30,466	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2013 and December 31, 2012, respectively, 308 securities with amortized cost of $765 million (fair value $794 million) and 104 securities with amortized cost of $793 million (fair value, $847 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.”

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	113,609	81.3%	124,710	82.2%
Public, held-to-maturity, at amortized cost	2,677	1.9%	3,116	2.0%
Private, available-for-sale, at fair value	6,504	4.6%	6,252	4.1%
Private, held-to-maturity, at amortized cost	952	0.7%	1,152	0.8%
Trading account assets supporting insurance liabilities, at fair value	1,897	1.4%	1,838	1.2%
Other trading account assets, at fair value	907	0.6%	1,195	0.8%
Equity securities, available-for-sale, at fair value	2,474	1.8%	2,126	1.4%
Commercial mortgage and other loans, at book value	6,380	4.6%	6,156	4.1%
Policy loans, at outstanding balance	2,376	1.7%	2,665	1.7%
Other long-term investments (2)	1,741	1.2%	2,215	1.5%
Short-term investments	281	0.2%	318	0.2%

Total	139,798	100.0%	151,743	100.0%

	September 30, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	101,049	54.4%	100,596	56.2%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	23,522	12.7%	22,994	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,234	10.4%	18,752	10.5%
Other trading account assets, at fair value	452	0.2%	231	0.1%
Equity securities, available-for-sale, at fair value	3,012	1.6%	2,905	1.6%
Commercial mortgage and other loans, at book value	23,131	12.4%	20,467	11.4%
Policy loans, at outstanding balance	4,451	2.4%	3,790	2.1%
Other long-term investments (2)	4,937	2.7%	4,450	2.5%
Short-term investments	5,861	3.2%	4,806	2.7%

Total	185,649	100.0%	178,991	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2013			2012
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.76%	2,133	296	3.69%	1,897	(92)
Equity securities	6.92%	72	18	6.47%	68	10
Commercial mortgage and other loans	4.91%	295	1	5.27%	283	8
Policy loans	4.82%	81	—	4.60%	73	—
Short-term investments and cash equivalents	0.24%	7	—	0.21%	7	—
Other investments	6.34%	126	(2,684)	5.26%	83	(1,473)

Gross investment income before investment expenses	3.86%	2,714	(2,369)	3.77%	2,411	(1,547)
Investment expenses	-0.13%	(65)	—	-0.12%	(61)	—

Subtotal	3.73%	2,649	(2,369)	3.65%	2,350	(1,547)

Investment results of other entities and operations (2)		268	50		315	28
Less, investment income related to adjusted operating income reconciling items		(44)			(34)

Total		2,873	(2,319)		2,631	(1,519)

	Nine Months Ended September 30
	2013			2012
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.75%	6,416	615	3.75%	5,610	(224)
Equity securities	6.53%	200	82	6.10%	186	(59)
Commercial mortgage and other loans	5.02%	868	(4)	5.27%	824	11
Policy loans	4.76%	235	—	4.62%	215	—
Short-term investments and cash equivalents	0.21%	23	1	0.25%	24	—
Other investments	6.45%	379	(4,947)	4.10%	194	(1,049)

Gross investment income before investment expenses	3.82%	8,121	(4,253)	3.78%	7,053	(1,321)
Investment expenses	-0.13%	(222)	—	-0.13%	(186)	—

Subtotal	3.69%	7,899	(4,253)	3.65%	6,867	(1,321)

Investment results of other entities and operations (2)		834	112		890	37
Less, investment income related to adjusted operating income reconciling items		(138)			(100)

Total		8,595	(4,141)		7,657	(1,284)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2013			2012
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.95%	806	335	2.71%	844	(97)
Equity securities	5.62%	25	16	4.58%	22	(10)
Commercial mortgage and other loans	4.12%	63	2	4.18%	62	4
Policy loans	3.80%	23	—	3.57%	25	—
Short-term investments and cash equivalents	0.21%	1	—	0.14%	1	—
Other investments (2)	9.15%	59	15	6.00%	59	18

Gross investment income before investment expenses	3.14%	977	368	2.84%	1,013	(85)
Investment expenses	-0.13%	(40)	—	-0.12%	(44)	—

Total	3.01%	937	368	2.72%	969	(85)

	Nine Months Ended September 30
	2013			2012
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.88%	2,459	710	2.73%	2,456	(209)
Equity securities	5.01%	67	66	3.40%	50	(89)
Commercial mortgage and other loans	4.21%	192	6	4.09%	174	9
Policy loans	3.61%	66	—	3.50%	73	—
Short-term investments and cash equivalents	0.18%	3	—	0.16%	4	—
Other investments (2)	6.51%	141	(763)	4.45%	133	78

Gross investment income before investment expenses	3.02%	2,928	19	2.80%	2,890	(211)
Investment expenses	-0.12%	(118)	—	-0.13%	(137)	—

Total	2.90%	2,810	19	2.67%	2,753	(211)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2013			2012
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.52%	1,327	(39)	5.21%	1,053	5
Equity securities	7.88%	47	2	8.15%	46	20
Commercial mortgage and other loans	5.18%	232	(1)	5.69%	221	4
Policy loans	5.37%	58	—	5.41%	48	—
Short-term investments and cash equivalents	0.24%	6	—	0.24%	6	—
Other investments	5.01%	67	(2,699)	4.08%	24	(1,491)

Gross investment income before investment expenses	4.42%	1,737	(2,737)	4.95%	1,398	(1,462)
Investment expenses	0.13%	(25)	—	-0.12%	(17)	—

Total	4.29%	1,712	(2,737)	4.83%	1,381	(1,462)

	Nine Months Ended September 30
	2013			2012
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.61%	3,957	(95)	5.30%	3,154	(15)
Equity securities	7.70%	133	16	8.63%	136	30
Commercial mortgage and other loans	5.31%	676	(10)	5.72%	650	2
Policy loans	5.43%	169	—	5.53%	142	—
Short-term investments and cash equivalents	0.22%	20	1	0.28%	20	—
Other investments	6.41%	238	(4,184)	3.50%	61	(1,127)

Gross investment income before investment expenses	4.49%	5,193	(4,272)	4.99%	4,163	(1,110)
Investment expenses	-0.13%	(104)	—	-0.12%	(49)	—

Total	4.36%	5,089	(4,272)	4.87%	4,114	(1,110)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2012 AND 2013 ACTUARIAL UPDATES

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013
Actuarial Item:

Annual review of assumptions including: persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits	327	(69)	(49)	(46)	(156)	(187)	(16)	1	(106)	301

Quarterly adjustments for market performance and current quarter experience	(31)	(94)	(6)	(13)	(20)	(42)	(1)	(1)	58	150

Total of above items	296	(163)	(55)	(59)	(176)	(229)	(17)	0	(48)	451

Reported amount	385	(68)	72	54	(36)	(99)	649	514

Amount excluding impact of items indicated above	89	95	127	113	140	130	666	514

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2012 AND 2013 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013	Third Quarter 2012	Third Quarter 2013
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	121	(145)	11	(11)	137	(176)	0	15	(27)	27

Reported amount	407	374	299	487	209	(113)	268	435

Amount excluding impact of items indicated above	286	519	288	498	72	63	268	420

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

RECLASSIFIED OPERATIONS HIGHLIGHTS

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2) (3):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
271.8	237.8	Institutional customers	286.1	289.2	303.1	313.7	323.2
119.3	110.6	Retail customers	125.1	131.7	133.9	138.7	143.8
326.7	257.4	General account	321.3	331.4	340.7	374.6	373.3

717.8	605.8	Total Investment Management and Advisory Services	732.5	752.3	777.7	827.0	840.3
152.2	149.8	Non-proprietary assets under management	176.8	176.2	193.0	196.8	180.7

870.0	755.6	Total managed by U.S. Retirement Solutions and Investment Management Division	909.3	928.5	970.7	1,023.8	1,021.0
13.8	13.1	Managed by U.S. Individual Life and Group Insurance Division	14.8	13.6	13.7	16.4	22.6
16.9	15.3	Managed by International Insurance Division	18.8	19.0	20.5	20.1	17.8

900.7	784.0	Total assets under management	942.9	961.1	1,004.9	1,060.3	1,061.4
66.9	64.5	Client assets under administration	69.0	67.6	67.8	69.2	105.5

967.6	848.5	Total assets under management and administration	1,011.9	1,028.7	1,072.7	1,129.5	1,166.9

208.9	151.1	Assets managed or administered for customers outside of the United States at end of period	214.6	223.0	237.3	243.8	241.2

(1)	Reflects corrected reclassification of assets under management previously reported in the second quarter 2013 for the year ended December 31, 2011.
(2)	As of end of period.
(3)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 11.8% for the three months ended September 30, 2013, (5.8)% for the three months ended June 30, 2013, (7.6)% for the three months ended March 31, 2013, (2.3)% for the three months ended December 31, 2012, and (6.7)% for the three months ended September 30, 2012.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Service members’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2013

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 6, 2013

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of November 6, 2013

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.